TRIBUTARY FUNDS, INC.

Supplement dated December 18, 2025 to the

Statement of Additional Information (“SAI”) dated August 1, 2025

At a special meeting of the shareholders of Tributary Funds, Inc. (the “Funds” or the “Company”) held on November 7, 2025, shareholders elected Melissa K. Woodley to the Board of Directors to fill a forthcoming vacancy on the Board as a result of the determination of current Director, Mr. Gary D. Parker, to retire effective December 31, 2025.

Accordingly, effective January 1, 2026, the Chart on page 25 of the SAI under the sub-section entitled “Directors and Officers” is hereby deleted in its entirety and replaced with the following:

Name, Age and Address	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors and Independent Director Nominee
David F. Larrabee 1601 Dodge Street Omaha, NE 68197 Age: 65	Lead Independent Director	Since 2016	Retired since 2012.	6	None.
Donna M. Walsh 1601 Dodge Street Omaha, NE 68197 Age: 62	Director, Corporate Governance Chair	Since 2018	Partner, InterAlpen Partners (since 2022); Industry Adviser, Panorama Point Partners (2017-2021).	6	None.
Melissa K. Woodley 1601 Dodge Street Omaha, NE 68197 Age: 50	Director, Audit Chair	Beginning January 1, 2026	Associate Professor of Finance, Creighton University (since August 2018)	6	None.
Interested Directors*
Stephen C. Wade 1601 Dodge Street Omaha, NE 68197 Age: 60	Director, Chairman of the Board and President	Since 2016	Senior Director – Investment Services, First National Bank of Omaha (January 2014 to present).	6	None.

Brittany A. Fahrenkrog 1601 Dodge Street Omaha, NE 68197 Age: 47	Director and Senior Vice President	Since 2016	Director, Client Services, Tributary Capital Management, LLC (since May 2010).	6	None.

* As defined in the 1940 Act, Mr. Wade is an “interested” director because he is an officer of First National Bank of Omaha (“FNBO”), the parent of the Funds’ investment adviser, and an owner of securities issued by First National of Nebraska, Inc., and Ms. Fahrenkrog is an “interested” director because she is an employee of Tributary Capital Management, LLC, the Funds’ investment adviser, and an officer of FNBO.

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Effective January 1, 2026, the description of the experiences, qualifications, and skills of each of the Directors which led to the conclusion that they should serve as such beginning on page 25 of the SAI is hereby deleted in its entirety and replaced with the following:

The following are the experiences, qualifications, attributes and skills of each of the Company’s directors and director nominees which led to the conclusion that they should serve as such.

David F. Larrabee. Until his retirement in 2012, Mr. Larrabee served in executive management positions in the mutual fund industry as President and CEO of American Century Investment Services, Inc. and as Senior Vice President of American Century Investments, Inc. In these capacities, Mr. Larrabee developed significant experience in mutual fund operations, including product development and distribution. Mr. Larrabee’s more than 30 years’ experience in the financial services industry also includes positions with State Street Bank and Trust Company and UMB Bank, which included experience with daily fund operations such as custody and cash management. Mr. Larrabee’s overall managerial experience in the mutual fund industry qualifies him to serve as Lead Independent Director of the Company’s Board.

Donna M. Walsh. Ms. Walsh has served most recently in executive management positions with private equity firms Panorama Point Partners and Tenaska Capital Management and as a Co-founder and Managing Director of a private equity fund, Odin Capital. Ms. Walsh also served as Vice President of First Data Corporation. With more than 30 years’ experience in the financial services industry, Ms. Walsh also brings significant experience in analysis and preparation of pro forma financial statements in assessing portfolio companies and has served on the audit committee of a public company. Ms. Walsh’s managerial experience in the financial services industry qualifies her to serve on the Board as an Independent Director and Chair of the Corporate Governance Committee.

Melissa K. Woodley. Dr. Woodley is an associate professor of finance at Creighton University with over 18 years of experience teaching at both the undergraduate and masters levels, including courses in corporate finance, investments, fixed income and derivatives. Her primary research focus is bond market liquidity and the impact of information revelation in bond markets, and she has published a number of academic journal articles in this area. Dr. Woodley earned her PhD in Finance from the University of Alabama in 2007, an MA in Finance with a concentration in financial risk management from the University of Alabama in 2002, and a BS in Finance from the University of Alabama at Birmingham in 1999. She has been a CFA Charterholder since 2012. Prior to her academic career, Dr. Woodley was an investment analyst and portfolio manager for a major regional bank. Dr. Woodley’s long-term experience with respect to fixed income investments and standing as a CFA Charterholder, qualifies her to serve as an Independent Director and as chair of the Audit Committee.

Stephen C. Wade. Mr. Wade’s service as Senior Vice President – Investment Services of FNBO, as well as experience in other managerial roles with FNBO and as Chief Financial Officer of Castle Bank over a more than 20-year career in financial services brings relevant managerial experience in the financial services industry to the Company’s Board and qualifies him to serve as a member of the Company’s Board.

Brittany A. Fahrenkrog. Ms. Fahrenkrog is qualified to serve as a member of the Company’s Board based on her experience as Tributary Capital Management’s Director of Client Services, where she acts as a key liaison between the Funds’ Board of Directors and the Adviser and assists in new product development and strategic planning.  In addition, Ms. Fahrenkrog began working on the Tributary Funds in 2005 and since that time has served as the principal administrator within Tributary Capital Management, LLC overseeing board-directed initiatives, service providers, expense management and continues this role as Senior Vice President of the Funds. Ms. Fahrenkrog joined Tributary Capital Management's predecessor, First Investment Group, in 2002 as a Marketing Specialist.

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The Funds’ Other Executive Officers continue to serve in their respective capacities. Accordingly, the biographies of Karen Shaw, Rodney L. Ruehle, and Lindsey Dorval, the Funds’ Other Executive Officers disclosed in the Chart on page 26 of the SAI, remains the same.

Effective January 1, 2026, the Chart beginning on page 28 of the SAI disclosing the Directors’ beneficial ownership of the Funds’ Shares is hereby deleted in its entirety and replaced with the following:

The table below sets forth the amount of Shares beneficially owned by each Director in each Fund stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000. The information below is provided as of November 30, 2025.

	Independent Directors			Interested Directors
	Mr. Larrabee	Ms. Walsh	Ms. Woodley	Mr. Wade	Ms. Fahrenkrog
Tributary Short-Intermediate Bond Fund	None	None	None	Over $100,000	$10,001-$50,000
Tributary Income Fund	None	None	None	None	$10,001-$50,000
Tributary Nebraska Tax-Free Fund	None	None	None	None	$1 - $10,000
Tributary Balanced Fund	None	None	None	None	$10,001 - $50,000
Tributary Small/MidCap Fund	$10,001 -$50,000	$10,001 - $50,000	None	$10,001 - $50,000	Over $100,000
Tributary Small Company Fund	None	$10,001 - $50,000	None	Over $100,000	Over $100,000
Aggregate of all Funds	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000	Over $100,000

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Effective January 1, 2026, the Chart disclosing the Directors’ compensation from the Funds beginning on page 29 of the SAI is hereby deleted in its entirety and replaced with the following:

Compensation

The following table sets forth certain information concerning compensation paid by the Funds to its current Directors in the fiscal year ended March 31, 2025. Director Woodley received no compensation from the Funds during the fiscal year ended March 31, 2025.

Name and Position	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Retirement Benefits	Total Compensation From Company
Interested Director
Stephen C. Wade Chairman, President and Director	$0	N/A	N/A	$0
Brittany A. Fahrenkrog Senior Vice President and Director	$0	N/A	N/A	$0
Independent Directors
David E. Larrabee Director	$41,615	N/A	N/A	$41,615
Donna M. Walsh Director	$41,615	N/A	N/A	$41,615

The Company’s Interested Directors and officers receive no compensation directly from the Funds for performing the duties of their offices. The Company’s Independent Directors are compensated by the Company for their service as Directors pursuant to a Compensation Policy. Pursuant to the Compensation Policy, effective January 1, 2025, each Independent Director is paid an annual retainer of $25,740, a meeting attendance fee of $4,290 for each quarterly Board meeting attended, and a fee of $1,000 for each Special Board meeting or Committee meeting not held on the same day as a quarterly Board meeting. Independent Directors may also be paid $1,000 per day for attendance at certain business meetings as an official representative of the Company. Pursuant to the Company’s amended Corporate Governance and Nominations Committee Charter, the Committee will evaluate Board compensation on a biannual basis, with each such evaluation taking place in the second year following the later of the most recent compensation adjustment or evaluation.

Pursuant to the Compensation Policy, the Independent Directors will invest at least 10% of all categories of their compensation in Fund shares. Investments in Fund shares made by the Independent Directors will be governed by the Company’s Independent Directors Investment Program, which provides procedures for investment of Director compensation and certain ad hoc Director investments in Fund shares. The Independent Directors Investment Program includes procedures for managing any conflicts of interest, including Director notice, reporting and pre-clearance requirements with respect to investments in Fund shares.

The officers may, from time to time, serve as officers of other investment companies. Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex”) and Tributary Capital Management, LLC, serve as the Funds’ Co-Administrators and receive fees from each of the Funds for acting as Co-Administrator.

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For more information, please contact a Fund customer service representative toll free at

(800) 662-4203.

PLEASE RETAIN FOR FUTURE REFERENCE

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